UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

Pelican Acquisition II Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42717	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Fl. New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: Telephone: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	PLCIU	Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	PLCI	Nasdaq Stock Market LLC
Rights, each exchangeable for one-tenth (1/10) ordinary share	PLCIR	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2026, Pelican Acquisition II Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 8,625,000 units (the “Units”), including 1,125,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option in connection with the closing of the IPO. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $86,250,000.

EarlyBirdCapital Inc. acted as the sole book-running manager in connection with the offering pursuant to the Underwriting Agreement dated July 23, 2026.

In connection therewith and the closing of the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1, as amended (File No. 333-296688), originally filed with the U.S. Securities and Exchange Commission on June 11, 2026 and declared effective on July 23, 2026 (the “Registration Statement”):

●	Underwriting Agreement, dated July 23, 2026, by and between the Company and EarlyBirdCapital Inc., as sole book-running manager for the offering, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference;

●	Rights Agreement, dated July 23, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is filed as Exhibit 4.4 hereto and incorporated herein by reference;

●	Letter Agreement, dated July 23, 2026, by and among the Company, its officers and directors, and Pelican II Capital Solutions Limited (the “Sponsor”), a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference;

●	Investment Management Trust Agreement, dated July 24, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference;

●	Registration Rights Agreement, dated July 23, 2026, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference;

●	Private Placement Units Purchase Agreement, dated July 23, 2026, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.8 hereto and incorporated herein by reference; and

●	Administrative Services Agreement, dated March 13, 2026, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.9 hereto and incorporated herein by reference;

●	Share Escrow Agreement, dated as of July 24, 2026, by and among Pelican Acquisition II Corporation, Pelican II Capital Solutions Limited, the shareholders party thereto and Continental Stock Transfer & Trust Company, as Escrow Agent, pursuant to which the Founder Shares were deposited into escrow, a copy of which is filed as Exhibit 10.10 hereto and incorporated herein by reference.

●	Indemnification Agreements, each dated July 23, 2026, by and between the Company and each of its directors and officers, including Robert Labbe, Daniel M. McCabe, Becky Fallon, and Sean Michael Deegan, copies of which are filed as Exhibits 99.3, 99.4, 99.5 and 99.6 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 386,500 Units (the “Private Units”) at a price of $10.00 per Private Unit, generating aggregate gross proceeds of $3,865,000. Of the Private Units, 311,500 units were purchased by Pelican II Capital Solutions Limited, the Company’s sponsor, and 75,000 units were purchased by EarlyBirdCapital, Inc. and/or its designees. The Private Units are identical to the Units sold in the IPO, except that the Private Units are subject to certain transfer restrictions and registration rights as described in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale.

The issuance of the Private Units was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 23, 2026, in connection with the effectiveness of the Company’s Registration Statement, Daniel M. McCabe, Becky Fallon, and Sean Michael Deegan, became members of the board of directors (the “Board”) of the Company.

The Board has determined that each of Daniel M. McCabe, Becky Fallon, and Sean Michael Deegan qualify as an independent director under the applicable listing standards of the Nasdaq Capital Market (“Nasdaq”) and under the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Daniel M. McCabe, Becky Fallon, and Sean Michael Deegan serve as members of the Company’s audit committee and compensation committee. Sean Michael Deegan serves as chairperson of the audit committee and Becky Fallon serves as chairperson of the compensation committee. Sean Michael Deegan qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

The directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Other than the foregoing, none of the directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On July 23, 2026, the Company adopted its Amended and Restated Memorandum and Articles of Association, which became effective upon the effectiveness of the Company’s Registration Statement.

A copy of the Amended and Restated Memorandum and Articles of Association is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 23, 2026, by and between the Company and EarlyBirdCapital Inc., as sole book-running manager for the offering.

3.1	Second Amended and Restated Memorandum and Articles of Association

4.4	Rights Agreement, dated July 24, 2026, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated July 23, 2026, by and among the Company, its officers and directors, and Pelican II Capital Solutions Limited

10.2	Investment Management Trust Agreement, dated July 24, 2026, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated July 23, 2026, by and between the Company and Pelican II Capital Solutions Limited

10.7	Private Placement Units Purchase Agreement, dated July 23, 2026, by and between the Company and the Sponsor

10.9	Administrative Services Agreement, dated March 13, 2026, by and between the Company and the Sponsor

10.10	Share Escrow Agreement, dated as of July 24, 2026, by and among Pelican Acquisition II Corporation, Pelican II Capital Solutions Limited, the shareholders party thereto and Continental Stock Transfer & Trust Company, as Escrow Agent.

10.11	Indemnification Agreement, dated July 23, 2026, by and between Pelican Acquisition II Corporation and Robert Labbe.

10.12	Indemnification Agreement, dated July 23, 2026, by and between Pelican Acquisition II Corporation and Daniel M. McCabe.

10.13	Indemnification Agreement, dated July 23, 2026, by and between Pelican Acquisition II Corporation and Becky Fallon.

10.14	Indemnification Agreement, dated July 23, 2026, by and between Pelican Acquisition II Corporation and Sean Michael Deegan.

99.1	Press Release Announcing Pricing of IPO.

99.2	Press Release Announcing Closing of IPO and full exercise of Over-allotment

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pelican Acquisition II Corporation

Date: July 31, 2026	By:	/s/ Robert Labbe
	Name:	Robert Labbe
	Title:	Chief Executive Officer and Chairman (Principal Executive Officer, Principal Accounting Officer, and Principal Financial Officer)

4